EXHIBIT  24.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Greenland Corporation on Form S-8 of our report dated March 20, 2002, appearing in the Annual Report Form 10-K of Greenland Corporation for the year ended December 31, 2001.


/s/  Kabani  &  Company,  Inc.
------------------------------
KABANI  &  COMPANY,  INC.

July  8,  2002